THE GABELLI MATHERS FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 2002,
                            as revised July 2, 2002


This Statement of Additional Information (the "SAI"), which is not a prospectus, describes The Gabelli Mathers Fund (the "Fund"). The SAI should be read in conjunction with the Fund's current Prospectus dated May 1, 2002. For a free copy of the Prospectus, please contact the Fund at the address, telephone number or Internet website printed below. This SAI is incorporated by reference in its entirety into the Fund's prospectus.


                              One Corporate Center
                            Rye, New York 10580-1422
                    Telephone 1-800-GABELLI (1-800-422-3554)
                             http://www.gabelli.com

                             -----------------------

                                TABLE OF CONTENTS

GENERAL INFORMATION...........................................................2
INVESTMENT STRATEGIES AND RISKS...............................................2
INVESTMENT RESTRICTIONS ......................................................5
TRUSTEES AND OFFICERS ........................................................8
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS...................................12
INVESTMENT ADVISORY AND OTHER SERVICES ......................................13
DISTRIBUTION PLAN............................................................15
PORTFOLIO TRANSACTIONS AND BROKERAGE ........................................16
REDEMPTION OF SHARES.........................................................18
DETERMINATION OF NET ASSET VALUE.............................................18
DIVIDENDS, DISTRIBUTIONS AND TAXES...........................................19
INVESTMENT PERFORMANCE INFORMATION...........................................21
DESCRIPTION OF THE FUND'S OF SHARES..........................................24
FINANCIAL STATEMENTS.........................................................24

                               GENERAL INFORMATION
The Fund is a diversified, open-end management investment company organized under the laws of the state of Delaware on June 17, 1999. The Fund commenced operations on October 1, 1999 as the successor to Mathers Fund, Inc., a Maryland corporation incorporated on March 31, 1965 that commenced operations on August 19, 1965. Any reference herein to the Fund, including any financial information and performance data relating to the period prior to October 1, 1999, reflects the Fund as constituted prior to the commencement of operations as a trust.

                         INVESTMENT STRATEGIES AND RISKS

The Fund's investment objective, how the Fund seeks to achieve its investment objective and the principal investment strategies by which the Fund will pursue its objective are generally set forth in the Prospectus. This section describes in more detail certain securities in which the Fund may invest and certain investment practices and restrictions and is intended to augment the description found in the Prospectus.

FIXED-INCOME SECURITIES

The Fund may, subject to the limitation described in paragraph 3 under "Fundamental Policies" below, invest all or any portion of its assets in high quality fixed-income securities, which may include the following:
*  U.S. Treasury bills, notes or bonds
* banker's acceptances and certificates of deposit of the 50 largest commercial banks in the United States, measured by total assets as shown by their most recent annual financial statements
* commercial paper rated A-l or A-2 by Standard & Poor's, Inc. ("S&P") or P-l or P-2 by Moody's Investors Service, Inc. ("Moody's"), or, if not rated, issued by companies having an outstanding debt issue rated AA or better by S&P or Aa or better by Moody's
*  repurchase agreements with respect to the foregoing

REPURCHASE AGREEMENTS

The Fund will not invest over 10% of its assets in repurchase agreements with maturities of over seven days. Underlying securities subject to a repurchase agreement are held in a segregated account in which the custodian holds assets on behalf of the Fund and others. If the counterparty fails to repurchase any such securities, the Fund could experience losses that include:
*  possible  decline in their  value while the Fund seeks to enforce its rights
*  possible  loss of all or a part of the income or  proceeds of the  repurchase
*  possible loss of rights in such securities
*  additional  expenses to the Fund in enforcing its rights

SHORT SALES OF SECURITIES

The Fund may, subject to the limitation described in paragraph 8 under "Non-fundamental Policies" below, effect short sales of securities. A short sale is a transaction in which the Fund sells a security which it does not then own in order to profit from the potential decline in the market price of that security. To meet its settlement obligation, the Fund borrows the security sold short from a broker and delivers that security to the buyer. The Fund is then obligated to return the borrowed security to the broker, typically at an unspecified future date. At that time, the Fund purchases an equivalent number of shares of the same shorted security at its then current market price in order to cover the short position and effect the return. The price at such time may be more or less than the price at which the Fund sold the security short. The transaction will be profitable to the Fund if the price of the security (less related transaction costs) at the time it is purchased is less than its price at the time the Fund entered into the short sale. Conversely, if the price of the security (less related transaction costs)s greater at the time of purchase than at the time of the short sale, the transaction will result in a loss. The Fund will be obligated to reimburse the lender for any dividends paid on the borrowed stock during the period of the open short position and may have to pay a fee to borrow certain stocks.

Pursuant to rules imposed by the Securities and Exchange Commission (the "SEC"), until the Fund covers its short position, the Fund will be required to maintain with its custodian a segregated account, containing cash or liquid debt or equity securities, such that the amount deposited in the segregated account plus the amount deposited with the broker as collateral (excluding initial proceeds from the short sale) equals the current market value of the security sold short.

The Fund may sell securities short when it believes that prices of such securities are likely to decline, thereby giving the Fund the opportunity to potentially profit from any such decline.

The short sale of securities is generally considered a speculative investment strategy, and there are risks associated with it, including but not limited to the following: (i) the decision of whether, when and how to utilize short selling involves the exercise of skill and judgment and, unless the Fund's Investment Adviser, Gabelli Funds, LLC (the "Adviser") correctly anticipates the price movements of securities, it is possible that, for at least certain short sales, the Fund would have been better off if the short sale had not been made,
(ii) unlike a long purchase, where the investor cannot lose more than the purchase price, there is no theoretical limit to potential losses on a short sale; (iii) under certain conditions, short sales of securities could increase the volatility of the Fund or decrease its liquidity; (iv) possible volatility or illiquidity in the markets which could result in difficulty in closing out an existing short position, causing a continuing exposure to adverse price movements until the position is covered; (v) the lender of a security borrowed and sold short may call the security back, possibly causing a premature close-out of the short position; and (vi) the amount of any gain will be decreased, and the amount of any loss increased, by the amount of dividends or interest the Fund may be required to pay in connection with a short sale.

CORPORATE REORGANIZATIONS

In general, securities of companies engaged in reorganization transactions sell at a premium to their historic market price immediately prior to the announcement of the tender offer or reorganization proposal. However, the increased market price of such securities may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamic of the business climate when the offer or proposal is in progress.

Since such investments are ordinarily short term in nature, they will tend to increase the Fund's portfolio turnover ratio thereby increasing its brokerage and other transaction expenses. The Adviser intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both the risk involved and the potential of available alternate investments.

STOCK INDEX OPTIONS

The Fund may, subject to the limitation described in paragraph 6 under "Non-fundamental Policies" below, purchase put and call options on stock indices for hedging purposes in circumstances believed appropriate by the Adviser. Stock index options are issued by the Options Clearing Corporation. The Fund will only purchase stock index options which are traded on a national securities exchange such as the Chicago Board Options Exchange, Inc. Upon purchase of a stock index option, the Fund will pay a purchase price (the "premium") and brokerage commissions and fees (collectively, together with the premium, "transaction costs"). Such options confer upon the holder the right to receive upon exercise an amount of cash which is based on the difference between the exercise price of the option and the closing level of the underlying stock index on the exercise date multiplied by a specified dollar amount. The right to receive any cash amount depends on the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

A stock index option may be exercised only during its remaining life and may be sold prior to expiration. The value of an option will generally vary directly, in the case of a call, and inversely, in the case of a put, with movements in the underlying index, and the percentage fluctuations in the value of an option may be many times greater than those of the underlying index. The Adviser may purchase call index options as a hedge against an increase in the price of securities generally in connection with either sales of portfolio securities or deferrals to a later date of purchases of securities it may desire to purchase. Put index options may be purchased as a hedge against a decline in the price of securities generally rather than selling portfolio securities.

Any protection provided by stock index options is effective only against changes in the level of a stock index and not necessarily against a change in the value of individual securities. Thus, the effectiveness of the use of stock index options as a hedge is dependent on the extent to which price movements of individual securities which are being hedged correlate with price movements in the underlying stock index. Unless a stock index option can be sold or can be exercised at a profit prior to expiration, the Fund will forfeit the entire amount of its transaction costs, often in a relatively short period of time. Any profit that may be realized from the sale or exercise of stock index options will be reduced by related transaction costs.

STOCK INDEX FUTURES CONTRACTS AND OPTIONS ON SUCH CONTRACTS

The Fund may, subject to the limitation described in paragraph 7 under "Non-fundamental Policies" below, purchase or sell stock index futures contracts and options on such contracts for hedging purposes in circumstances believed to be appropriate by the Adviser thereby altering the Fund's equity exposure without actually buying or selling underlying equity securities. A stock index futures contract provides that a person with an open position in such a contract has the right to receive, or has the obligation to pay, cash amounts on a daily basis during the period such position is open based on the daily changes in the difference between the price at which the contract is originally made and the current level of the underlying stock index multiplied by a specified dollar amount. An option on a stock index futures contract gives the holder (purchaser) the right, but not the obligation, in return for payment of the premium (option price), to acquire either a long or a short position (a long position if the option is a call and a short position if the option is a put) in such futures contract at a specified exercise price at any time during the option exercise period. The writer of the stock index futures option has the obligation upon exercise to assume the opposite position on the stock index futures contract.

The Fund's transactions in stock index futures contracts will be executed on U.S. boards of trade designated by the Commodity Futures Trading Commission ("CFTC") as contract markets ("contract markets") through a futures commission merchant (an "FCM") which is a member of the relevant contract market. The contract markets, through their clearinghouses, effectively guarantee that the payments due with respect to stock index futures contracts will be made so that traders need not rely solely on the solvency of individual traders or brokers for the satisfaction of the obligations under open positions. However, in the event of a bankruptcy of the Fund's broker, the Fund may be unable to recover its assets - even assets directly traceable to the Fund - from such broker.

At the time the Fund enters into a stock index futures contract, it is required to deposit as "initial margin" a specified amount of cash or cash equivalents per contract. Thereafter, subsequent payments of "variation margin" are made daily to or from the FCM based upon daily changes in the value of the contract (a process known as "marking to market"). Initial margin is in the nature of a performance deposit, which is returned to the Fund unless it defaults in making variation margin payments. Variation margin is the settlement made each day between the Fund and the FCM based upon fluctuations in the price level of such contracts, which under normal market conditions directly reflect fluctuations in the level of the stock index on which the contract is based. A person with a long position in a stock index futures contract (purchaser) has the right to receive payments to the extent that the market price level of such futures contract increases above the level at which such person acquired the long position, and will be obligated to make payments to the extent that such market price level falls below the acquisition price level. The converse is the case for a person with a short position in a stock index futures contract (seller).

Upon exercise of a stock index futures option, the simultaneous acquisition of open positions in the underlying stock index futures contract by the person exercising the option and the writer is accomplished by delivery for the account of the person exercising the option of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the stock index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the strike price of the stock index futures option. If the stock index futures option is exercised on the last trading day for such option, the writer delivers to the holder cash in an amount equal to the difference between the option strike price and the closing level of the relevant stock index on the date the option expires.

The Fund is exempt from treatment as a "commodity pool operator" pursuant to the regulations under the Commodity Exchange Act and thus has not registered as such with the CFTC.

The Fund may purchase and sell stock index futures contracts and options on such contracts as a hedge against market fluctuations in its portfolio of equity investments or as a means of quickly and efficiently converting the Fund's cash into an equity position. For example, the Fund might use stock index futures contracts to hedge against fluctuations in the general level of stock prices which might adversely affect either the value of the Fund's portfolio securities or the price of securities which the Fund intends to purchase. The Fund's hedging may include sales of stock index futures contracts as an offset against the effect of expected declines in stock prices and purchases of stock index futures contracts as an offset against the effect of expected increases in stock prices.

In its purchase of stock index futures contracts or options on such contracts, the Fund may not necessarily have the contemporaneous intention of converting such positions into specific equity securities by means of the purchase of such securities for the Fund's portfolio, and in its sale of stock index futures contracts or options on such contracts, the Fund may not necessarily have the contemporaneous intention of converting such positions into non-equity holdings by means of the sale of equity securities then held in the Fund's portfolio.

Several risk factors are associated  with trading stock index futures  contracts and options on such contracts. These risks include: (i) an imperfect correlation, limiting the effectiveness of any hedge the Fund may attempt in the futures markets, between the change in market value of the stocks in the Fund's portfolio and the prices of stock index futures contracts and options on such contracts in the Fund's portfolio due to the stocks held by the Fund not fully replicating the stocks underlying the relevant stock index; (ii) possible illiquidity in the markets for stock index futures contracts and options on such contracts which could result in the Fund's inability to close out an existing position resulting in a continuing exposure to adverse price movements; (iii) the highly leveraged nature of stock index futures contracts and options on such contracts, resulting in extreme volatility in the value of such contracts as a percentage of the Fund's assets committed to such positions in the form of futures margins or option premiums; (iv) the fact that the decision of whether, when and how to hedge involves the exercise of skill and judgment, and unless the Fund's Adviser correctly predicts market movements it is possible that as to a particular hedge the Fund would have been better off had a decision to hedge not been made; and (v) the possibility that a stock index futures option purchased by the Fund may expire worthless, in which case the Fund would lose the premium paid for it as well as related transaction costs. In addition, certain contract markets have adopted rules requiring the cessation of trading for specified periods in the event of substantial intra-day price changes and overall daily price fluctuation limits (the maximum amount that the price of a stock index futures contract may vary up or down from the previous day's settlement price). The Federal Reserve Board has the authority to oversee the levels of required margin on stock index futures contracts and options on such contracts. The Federal Reserve Board or the CFTC, acting pursuant to delegated authority, could require that minimum margin levels be set at levels which exceed those historically applied by the contract markets.

The price level of a stock index futures contract should correlate with the current level of the related stock index, after adjustment to reflect that a person with a long open futures position will receive interest on the funds such person otherwise would have had to use to acquire the stocks which comprise such index but, at the same time, will receive no dividends on the futures position as would have been the case if such person had actually acquired such stocks. In turbulent market conditions, however, the price level of stock index futures contracts can become disassociated from the level of the related stock index, materially impairing the usefulness of the stock index futures markets for hedging stock positions.

                             INVESTMENT RESTRICTIONS
FUNDAMENTAL POLICIES

The Fund has adopted certain fundamental investment restrictions which may not be changed without approval of a majority of the Fund's shareholders, defined as the lesser of: (i) 67% of the Fund's shares present or represented at a shareholders meeting at which the holders of more than 50% of such shares are present or represented, or (ii) more than 50% of the outstanding shares of the Fund. Under its fundamental investment restrictions, the Fund may not:

1. Purchase securities on margin (except that the Fund may make margin payments in connection with transactions in stock index futures contracts and options on such contracts and in connection with short sales of securities), participate in a joint-trading account (the bunching of securities transaction orders with orders of other accounts managed by the Adviser not being considered participation in a joint-trading account for this purpose), act as an underwriter or distributor of securities other than shares of the Fund, lend money (except by purchasing publicly distributed debt securities or entering into repurchase agreements) or purchase or sell commodities or commodity futures (except that the Fund may purchase or sell stock index futures contracts and options on such contracts) or real estate (marketable securities of companies whose business involves the purchase or sale of real estate, including real estate investment trusts, not being considered real estate for this purpose);

2. Borrow money or issue senior securities, except for temporary bank borrowings (not in excess of 5% of the value of its assets) for emergency or extraordinary purposes, or pledge any of its assets (collateral arrangements with respect to margin for stock index futures contracts and options on such contracts and with respect to short sales of securities not being considered a pledge of assets for this purpose), except to secure such borrowings and only to an extent not greater than 10% of the value of the Fund's net assets. The Fund has not, however, employed the practices of borrowing money, issuing senior securities or pledging any of its assets nor does it intend to employ such practices in the absence of unforeseen circumstances;

3.  Purchase  debt   securities   other  than  those  which  are  publicly  held
    (repurchase agreements not being considered debt securities for this purpose);

4. Purchase securities of other investment companies, except on the open market where no profit or commission results other than the broker's commission, or as part of a plan of merger, consolidation or reorganization approved by the shareholders of the Fund;

5. Make investments for the purpose of exercising control or management of any company;

6. Purchase securities of any issuer (other than the United States or an instrumentality of the United States) if, as a result of such purchase, the Fund would hold more than 10% of the voting securities of any class of such issuer or more than 5% of the Fund's assets would be invested in securities of such issuer;

7. Concentrate more than 25% of the value of its assets, exclusive of government securities, in securities issued by companies primarily engaged in the same industry; or

8. Acquire or retain any security issued by a company, an officer or director of which is an officer or trustee of the Fund or an officer, director or other affiliated person of its investment adviser.

NON-FUNDAMENTAL POLICIES

The Fund has adopted the following non-fundamental policies which may be changed by the Fund's Board of Trustees without shareholder approval. The Fund will not:

1. Purchase any securities which are restricted from sale to the public without registration under the Securities Act of 1933, as amended;

2. Purchase any interest in any oil, gas or any other mineral exploration or development program or, except for options on stock indices as set forth in paragraph 7 below, invest in put and call options;

3. Purchase any security if, as a result of such purchase, the Fund would hold more than 10% of any class of the securities of an issuer;

4. Enter into repurchase agreements, except with authorized banks or dealers meeting criteria established by the Adviser, or invest over 10% of its assets in repurchase agreements with maturities of more than seven days;

5. Invest over 10% of its net assets in securities of foreign issuers which are not publicly traded in the United States;

6. Purchase put and call options on stock indices if the total cost (determined as of the time of purchase) of all such options held by the Fund would exceed 5% of the value of the Fund's net assets considered each time such an option is acquired;

7. Enter into stock index futures contracts or options on such contracts if immediately thereafter the aggregate initial margin and premiums (less the amount by which any such options are "in-the-money" at the time of purchase) would exceed 5% of the value of the Fund's total assets after taking into account any unrealized profits and losses on such instruments; or

8. (i) Sell any securities short if immediately thereafter the market value of all securities sold short by the Fund would exceed 50% of the value of the Fund's net assets, or (ii) sell securities of any single issuer short if immediately thereafter the market value of the securities of that issuer that have been sold short by the Fund would exceed 5% of the Fund's net assets or if the securities sold short would constitute more than 3% of a class of the issuer's outstanding securities.

GENERAL

Any percentage limitations referred to in the above investment restrictions are determined at the time a purchase, initial investment or short sale is made and any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any security from or short position in the Fund's portfolio.

The Fund's fundamental investment restriction as to concentration, described in paragraph 7 under "Fundamental Policies" above, does not apply to investments in government securities (e.g., U.S. Treasury securities) since their issuers are not members of any industry. The Fund includes government securities in determining the value of all of its assets for purposes of calculating the percentage of the value of its assets invested in issuers primarily engaged in an industry.

The Fund may invest, without limitation under the non-fundamental policy described in paragraph 6 under "Non-fundamental Policies" above, in foreign securities that are U.S. dollar denominated and are publicly traded in the United States and in U.S. dollar denominated American Depositary Receipts (receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer).

Dividends and interest on securities of foreign issuers may be subject to foreign withholding tax, which would reduce the Fund's income without providing a tax credit for the Fund's shareholders. Other risks of investing in foreign securities include political, social or economic instability in the country where the issuer is domiciled, the difficulty of predicting international trade patterns, exchange rate fluctuations, and, in certain countries, the possibility of expropriation or diplomatic developments that could affect investments in those countries. In addition, less information may be publicly available about a foreign company than about a domestic company, foreign companies may not be subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and securities of some foreign companies may be less liquid and more volatile than securities of comparable U.S. companies.

The Fund may purchase securities in underwritten prospectus offerings, including so-called "hot" initial public offerings, but will generally do so on the basis of fundamental valuation and/or special situation investment considerations, and not, typically, solely on the basis of supply and demand considerations. Generally, the Fund will participate only when the Adviser believes the securities offered are consistent with the Fund's non-prospectus offering security selections and investment risk profile.

                              TRUSTEES AND OFFICERS

Under Delaware law, the Fund's Board of Trustees is responsible for establishing the Fund's policies and for overseeing the management of the Fund. The Board also elects the Fund's officers who conduct the daily business of the Fund. Information pertaining to the Trustees and executive officers of the Fund is set forth below.

                           TERM OF        NUMBER OF
                           OFFICE AND     FUNDS IN FUND
NAME, POSITION(S)          LENGTH OF      COMPLEX
   ADDRESS(1)              TIME           OVERSEEN BY       PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
    AND AGE                SERVED(2)      TRUSTEE           DURING PAST FIVE YEARS                    HELD BY TRUSTEE(3)
    -------                ---------      -------           ----------------------                    ------------------
INTERESTED TRUSTEES(4):
MARIO J. GABELLI           Since 1999     21       Chairman of the Board and Chief Executive          Director of Morgan Group
Trustee and Chairman                               Officer of Gabelli Asset Management Inc. and       Holdings, Inc. (transportation
Age: 59                                            Chief Investment Officer of Gabelli Funds,         services); Vice Chairman of
                                                   LLC and GAMCO Investors, Inc.;                     Lynch Corporation (diversified
                                                   Chairman and Chief Executive Officer of            manufacturing)
                                                   Lynch Interactive Corporation (multimedia
                                                   and services)

KARL OTTO POHL             Since 1999     30       Member of the Shareholder Committee of Sal         Director of Gabelli
Trustee                                            Oppenheim Jr. & Cie (private investment            Asset Management Inc.
Age: 72                                            bank); Former President of the                     (investment management);
                                                   Deutsche Bundesbank and Chairman of its            Chairman, Incentive Capital
                                                   Central Bank Council (1980-1991)                   and Incentive Asset
                                                                                                      Management (Zurich);
                                                                                                      Director at Sal Oppenheim
                                                                                                      Jr. & Cie, Zurich

HENRY G. VAN DER EB(5)     Since 1976     2        Prior to October 1999, Chairman and Chief          ---
Trustee, President and                             Executive Officer of Mathers Fund, Inc. and
Chief Executive Officer                            President of Mathers and Company, Inc.
Age: 57

NON-INTERESTED TRUSTEES:

E. VAL CERUTTI             Since 2001     4        Chief Executive Officer of Cerutti Consultants,    Director of Lynch
Trustee                                            Inc.; Former President and Chief Operating         Corporation
Age: 62                                            Officer of Stella D'oro Biscuit Company
                                                   (through 1992); Adviser, Iona College
                                                   School of Business

ANTHONY J. COLAVITA        Since 1999     32       President and Attorney at Law in the law firm      ---
Trustee                                            of Anthony J. Colavita, P.C.
Age: 66

VINCENT D. ENRIGHT         Since 1999     8        Former Senior Vice President and Chief             ---
Trustee                                            Financial Officer of KeySpan Energy
Age: 58                                            Corporation

JON P. HEDRICH             Since 1998     1        Private investor; Prior to 1992, President and     ---
Trustee                                            Partner of Steiner Diamond Institutional
Age: 61                                            Services

ROBERT E. KOHNEN           Since 1998     1        President of Bask Group LLC (investment            ---
Trustee                                            management firm); Prior to 1999, Vice
Age: 68                                            President and Investment Manager of
                                                   Protection Mutual Insurance Company

                           TERM OF        NUMBER OF
                           OFFICE AND     FUNDS IN FUND
NAME, POSITION(S)          LENGTH OF      COMPLEX
   ADDRESS(1)              TIME           OVERSEEN BY    PRINCIPAL OCCUPATION(S)                             OTHER DIRECTORSHIPS
    AND AGE                SERVED(2)      TRUSTEE        DURING PAST FIVE YEARS                              HELD BY TRUSTEE(3)
    -------                ---------      -------        ----------------------                              ------------------
NON-INTERESTED TRUSTEES (CONTINUED):
ANTHONY R. PUSTORINO       Since 1999       16           Certified Public Accountant; Professor              ---
Trustee                                                  Emeritus, Pace University
Age: 76

WERNER J. ROEDER, MD       Since 1999       26           Medical Director of Lawrence                        ---
Trustee                                                  Hospital and practicing private physician
Age: 61

ANTHONIE C. VAN EKRIS      Since 1999       17           Managing Director of BALMAC                         Director of Spinnaker
Trustee                                                  International, Inc.                                 Industries, Inc.
Age: 67

JACK O. VANCE              Since 1998       1            Managing Director of Management                     Director of
Trustee                                                  Research, Inc. (management                          International Rectifier
Age: 77                                                  consulting firm)                                    Corporation (semi-
                                                                                                             conductors), Semtech
                                                                                                             Inc. and FCG
                                                                                                             Enterprises, Inc.
                                                                                                             (management consulting)
OFFICERS:

BRUCE N. ALPERT            Since 1999      --            Executive Vice President and Chief Operating         ---
Executive Vice President                                 Officer of Gabelli Funds, LLC since 1988 and
and Treasurer                                            an officer of all mutual funds advised by
Age: 50                                                  Gabelli Funds, LLC and its affiliates.
                                                         Director and President of Gabelli Advisers, Inc.

EDITH L. COOK(5)           Since 1984      --            Prior to October 1999, Vice President and            ---
Vice President                                           Treasurer of Mathers Fund, Inc. and Vice
Age: 60                                                  President of Mathers and Company, Inc.

JAMES E. MCKEE             Since 1999      --            Vice President, General Counsel and Secretary        ---
Vice President and                                       of Gabelli Asset Management Inc. since 1999
Secretary                                                and GAMCO Investors, Inc. since 1993; Secretary
Age: 38                                                  of all mutual funds advised by Gabelli Advisers,
                                                         Inc. and Gabelli Funds, LLC

ANNE E. MORRISSY, CFA(5)   Since 1987      --            Prior to October 1999, Executive Vice                ---
Executive Vice President                                 President, Secretary and Director of Mathers
Age: 41                                                  Fund, Inc. and Vice President of Mathers and
                                                         Company, Inc.

HEIDI M. STUBNER(5)        Since 1995      --            Prior to October 1999, Vice President of             ---
Vice President                                           Mathers Fund, Inc.
Age: 33
------------------------------------

1  Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
2  Each Trustee will hold office for an indefinite  term until the earliest of (i) the next meeting of  shareholders  if any,  called for the purpose of  considering  the election or  re-election of such Trustee and until the election and qualification  of his or her  successor,  if any,  elected  at such  meeting,  or (ii) the date a Trustee  resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders,  in accordance with the Fund's By-Laws and
   Agreement and Declaration of Trust.
3  This column includes only directorships of companies required to report to the SEC under the Securities  Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.
4  "Interested person" of the Fund as defined in the Investment Company Act of 1940. Messrs.  Gabelli,  Pohl and Van der
   Eb are each considered an "interested  person" because of their affiliation with Gabelli Funds, LLC which acts as the
   Fund's investment adviser.
5  Address: 2801 Lakeside Drive, Suite 201, Bannockburn, IL 60015.

STANDING BOARD COMMITTEES

The Board of Trustees has established two standing committees in connection with their governance of the Fund - Audit and Nominating.

The Fund's Nominating Committee consists of two members: Messrs. Colavita (Chairman) and Roeder, who are not "interested persons" of the Fund as defined in the 1940 Act. The Nominating Committee is responsible for selecting and recommending qualified candidates to the full Board in the event that a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund. The Nominating Committee met once during the year ended December 31, 2001. The Fund does not have a standing compensation committee.

The Fund's Audit Committee consists of two members: Messrs. Pustorino (Chairman) and Enright, who are not "interested persons" of the Fund as defined in the 1940 Act. The Audit Committee operates pursuant to a Charter that was most recently reviewed and approved by the Board of Trustees of the Fund on February 20, 2002. As set forth in the Charter, the function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control and it is the independent accountants' responsibility to plan and carry out a proper audit. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies, and internal controls, of the Fund and the internal controls of certain service providers, overseeing the quality and objectivity of the Fund's financial statements and the audit thereof and to act as a liaison between the Board of Trustees and the Fund's independent accountants. During the year ended December 31, 2001, the Audit Committee met twice.

TRUSTEE OWNERSHIP OF FUND SHARES

Set forth in the table below is the dollar range of equity securities in the Fund and the aggregate dollar range of equity securities in the Fund complex beneficially owned by each Trustee.

                              DOLLAR RANGE OF EQUITY   AGGREGATE DOLLAR RANGE OF EQUITY
                                  SECURITIES HELD               SECURITIES HELD
         NAME OF TRUSTEE            IN THE FUND                 IN FUND COMPLEX

INTERESTED TRUSTEES:
Mario J. Gabelli                         E                             E

Karl Otto Pohl                           A                             A

Henry G. Van der Eb                      E                             E

NON-INTERESTED TRUSTEES:

E. Val Cerutti**                         A                             D
--------------------

*        Key to Dollar Ranges- Information as of December 31, 2001
A.       None
B.       $1 - $10,000
C.       $10,001 - $50,000
D.       $50,001 - $100,000
E.          Over $100,000

** Mr. Cerutti beneficially owns less than 1% of the common stock of (i) Lynch Corporation having a value of $54,000 as of December 31, 2001 and
         (ii) Lynch Interactive Corporation having a value of $27,600 as of December 31, 2001. Lynch Corporation and Lynch Interactive Corporation may be deemed to be controlled by Mario J. Gabelli and in that event would be deemed to be under control with the Fund's Adviser.

Anthony J. Colavita                      C                             E

Vincent D. Enright                       B                             E

Jon P. Hedrich                           B                             B

Robert E. Kohnen                         D                             D

Anthony R. Pustorino                     C                             E

Werner J. Roeder, MD                     A                             E

Anthonie C. van Ekris                    C                             E

Jack O. Vance                            C                             C
--------------------
*        Key to Dollar Ranges- Information as of December 31, 2001
A.       None
B.       $1 - $10,000
C.       $10,001 - $50,000
D.       $50,001 - $100,000
E.       Over $100,000

** Mr. Cerutti beneficially owns less than 1% of the common stock of (i) Lynch Corporation having a value of $54,000 as of December 31, 2001 and
         (ii) Lynch Interactive Corporation having a value of $27,600 as of December 31, 2001. Lynch Corporation and Lynch Interactive Corporation may be deemed to be controlled by Mario J. Gabelli and in that event would be deemed to be under control with the Fund's Adviser.

TRUSTEE AND OFFICER COMPENSATION

No director, officer or employee of Gabelli & Company or the Adviser will receive any compensation from the Fund for serving as an officer or Trustee of the Fund. The Fund pays each of its Trustees who is not an affiliated person of the Adviser $5,000 per annum plus $1,000 per meeting attended in person and reimburses each Trustee for related travel and out-of-pocket expenses. The Fund also pays each Trustee serving as a member of the Audit or Nominating Committees a fee of $500 per committee meeting, if held on a day other than a regularly scheduled board meeting. The Fund does not maintain any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as part of Fund expenses.


The following table sets forth certain information regarding the compensation of the Fund's Trustees. No executive officer or person affiliated with the Fund received compensation in excess of $60,000 from the Fund for the fiscal year ended December 31, 2001.

                               COMPENSATION TABLE

        NAME OF PERSON                AGGREGATE COMPENSATION        TOTAL COMPENSATION FROM THE FUND
         AND POSITION                     FROM THE FUND                      AND FUND COMPLEX*
Mario J. Gabelli                         $ 0                                 $ 0 (21)
E. Val Cerutti                           $ 3,889                             $ 15,455  (4)
Felix J. Christiana**                    $ 1,500.00                          $ 50,533  (11)
Anthony J. Colavita                      $ 5,750.00                          $ 145,016  (32)
Vincent D. Enright                       $ 5,750.00                          $ 46,250.00  (8)
Jon P. Hedrich                           $ 9,000.00                          $ 9,000.00  (1)
Robert E. Kohnen                         $ 9,000.00                          $ 9,000.00  (1)
Karl Otto Pohl                           $ 0                                 $ 0  (30)
Anthony R. Pustorino                     $ 6,250.00                          $ 125,250.00  (16)
Werner J. Roeder, MD                     $ 5,750.00                          $ 72,182  (26)
Anthonie C. van Ekris                    $ 5,250.00                          $ 62,750.00  (17)
Henry G. Van der Eb                      $ 0                                 $ 0  (2)
Jack O. Vance                            $ 9,000.00                          $ 9,000.00  (1)
--------------

*  Represents  the total  compensation  paid to such persons  during the  calendar  year ended  December  31, 2001.  The parenthetical  number represents the number of investment  companies  (including the Fund) or portfolios thereof from which such person receives  compensation and which are considered part of the same "fund complex" as the Fund because they have a common or affiliated investment adviser.
** Mr. Christiana ceased to be a Trustee of the Fund as of June 7, 2001.

CODE OF ETHICS

The Fund, its Adviser and principal underwriter have adopted a code of ethics (the "Code of Ethics") under Rule 17j-1 of the 1940 Act. The Code of Ethics permits personnel, subject to the Code of Ethics and its restrictive provisions, to invest in securities, including securities that may be purchased or held by the Fund.

                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of April 8, 2002, the following persons owned of record or beneficially 5% or more of the Fund's outstanding shares:

                 NAME AND ADDRESS              % OF CLASS    NATURE OF OWNERSHIP

Edward A. Pauls and Florence L. Pauls JT        21.24%           Beneficial
WROS
8227 Top of the World Drive
Salt Lake City, UT 84121-6031

Gabelli Group Capital Partners, Inc.             7.11%            Beneficial
1 Corporate Center
Rye, NY  10580-1442

As of April 8, 2002, as a group, the Trustees and officers of the Fund beneficially owned 12.33% of the Fund's outstanding shares. Mario J. Gabelli owns directly and indirectly a majority interest in Gabelli Group Capital Partners, Inc. and accordingly may be deemed to own beneficially the shares reported above as being owned beneficially by Gabelli Group Capital Partners, Inc. Mr. Gabelli disclaims such beneficial ownership.

                     INVESTMENT ADVISORY AND OTHER SERVICES
INVESTMENT ADVISER

The Adviser is a New York limited liability company which serves as investment adviser to 14 open-end investment companies and 4 closed-end investment companies with aggregate assets in excess of $10.9 billion as of December 31, 2001. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Mr. Mario J. Gabelli may be deemed a "controlling person" of the Adviser on the basis of his controlling interest of the ultimate parent company of the Adviser. The Adviser has several affiliates that provide investment advisory services: GAMCO Investors, Inc., a wholly-owned subsidiary of the Adviser's parent company Gabelli Asset Management, Inc., acts as investment adviser for individuals, pension trusts, profit-sharing trusts and endowments, and had assets under management of approximately $11.5 billion under its management as of December 31, 2001; Gabelli Advisers, Inc. acts as investment adviser to the Gabelli Westwood Funds with assets under management of approximately $519 million as of December 31, 2001; Gabelli Securities, Inc. acts as investment adviser to certain alternative investments products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $573 million as of December 31, 2001; and Gabelli Fixed Income LLC acts as investment adviser for the 3 active portfolios of The Treasurer's Fund and separate accounts having assets under management of approximately $1.6 billion as of December 31, 2001.

The Adviser currently serves as an investment adviser to the Fund pursuant to an investment advisory agreement which was approved by the shareholders of the Fund on September 24, 1999, to be effective on October 1, 1999 (the "Current Agreement"). The Current Agreement was most recently approved by the Trustees, including a majority of the Trustees who are not parties to the Current Agreement or "interested persons" (as such term is defined in the 1940 Act") of any party thereto on August 15, 2001. At that meeting, the Board of Trustees reviewed the written and oral presentations provided by the Adviser in connection with the Trustees' consideration of the Current Agreement. The Trustees also reviewed, with the advice of counsel, their responsibilities under applicable law. The Trustees considered, in particular, the level of the Fund's contractual advisory fee rate and the actual total expense ratio borne by the Fund. The information on these matters was also compared to similar information for other mutual funds. The Board also reviewed the profitability of the contract to the Adviser, the Fund's absolute and comparative investment performance and the quality of the services provided to the Fund by the Adviser. Based on a consideration of all of the above factors, including in particular the relative and absolute performance of the Fund, the Board determined that renewal of the Current Agreement was in the best interest of the Fund and its shareholders.

The Current Agreement provides that the Adviser will act as investment adviser to the Fund, supervise and manage the Fund's investment activities on a discretionary basis and oversee the administration of the Fund's business and affairs. In this connection, the Adviser is responsible for maintaining certain of the Fund's books and records and performing other administrative aspects of the Fund's operations to the extent not performed by the Fund's custodian, transfer agent and dividend disbursing agent.

The Adviser bears all costs and expenses incurred in connection with its duties under the Current Agreement, including the fees or salaries of Trustees or officers of the Fund who are affiliated persons of the Adviser. Subject to the foregoing, the Fund will be responsible for the payment of all of its other expenses, including (i) payment of the fees payable to the Adviser under the agreement; (ii) organizational expenses; (iii) brokerage fees and commissions;
(iv) taxes; (v) interest charges on borrowings; (vi) the cost of liability insurance or fidelity bond coverage for the Fund's officers and employees, and trustees' and officers' errors and omissions insurance coverage; (vii) legal, auditing and accounting fees and expenses; (viii) charges of the Fund's custodian, transfer agent and dividend disbursing agent; (ix) the Fund's pro rata portion of dues, fees and charges of any trade association of which the Fund is a member; (x) the expenses of printing, preparing and mailing proxies, stock certificates and reports, including the Fund's prospectus and statement of additional information, and notices to shareholders; (xi) filing fees for the registration or qualification of the Fund and its shares under federal or state securities law; (xii) the fees and expenses involved in registering and maintaining registration of the Fund's shares with the SEC; (xiii) the expenses of holding shareholder meetings; (xiv) the compensation, including fees, of any of the Fund's Trustees, officers or employees who are not affiliated persons of the Adviser; (xv) all expenses of computing the Fund's net asset value per share, including any equipment or services obtained solely for the purpose of pricing shares or valuing the Fund's investment portfolio; (xvi) expenses of personnel performing shareholder servicing functions and all other distribution expenses payable by the Fund; and (xvii) litigation and other extraordinary or non-recurring expenses and other expenses properly payable by the Fund.

The Current Agreement provides that in the course of the Adviser's execution of portfolio transactions for the Fund, the Adviser may, subject to conditions as may be specified by the Fund's Board of Trustees, (i) place orders for the purchase or sale of the Fund's portfolio securities with the Adviser's affiliate, Gabelli & Company, Inc.; (ii) pay commissions to brokers other than its affiliate which are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by the Adviser to be useful or desirable in the performance of its duties hereunder and for the investment management of other advisory accounts over which it or its affiliates exercise investment discretion; and (iii) consider sales by brokers (other than its affiliate distributor) of shares of the Fund and any other mutual fund for which it or its affiliates act as investment adviser, as a factor in its selection of brokers and dealers for Fund portfolio transactions.


The Current Agreement provides that absent willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her position, the Adviser and its employees, officers, directors, employees, agents or controlling persons will not be liable for any act or omission or for any loss sustained by the Fund. However, the Current Agreement provides that the Fund is not waiving any rights that it may have which cannot be waived. The Current Agreement also provides that the Fund will indemnify the Adviser and each of such persons against any liabilities and expenses incurred in the defense or disposition of any action or proceeding arising out of the Current Agreement unless a court finds that the person seeking indemnification did not act in good faith in the reasonable belief that his or her action was in the best interest of the Fund (and, in a criminal case, that the person had no reasonable cause to believe that his or her action was unlawful). The Current Agreement provides specific procedures and standards for making advance payments and permits the Board to disallow indemnification in certain situations.

The Current Agreement expressly permits the Adviser to act as investment adviser to others and provides that the word "Gabelli" in the Fund's name is derived from the name of Mario J. Gabelli and that such name may freely be used by the Adviser for other investment companies, entities or products. The Current Agreement also provides that in the event that the Adviser ceases to be the Fund's investment adviser, the Fund will, unless the Adviser otherwise consents in writing, promptly take all steps necessary to change its name to a new name which does not include "Gabelli."

The Current Agreement is terminable without penalty by the Fund on not more than 60 days' written notice when authorized by the Trustees (or, with respect to the provisions relating to the Fund's Plan of Distribution, by a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Plan of Distribution or any related agreements) by the holders of the same proportion of shares required to authorize the Current Agreement or by the Adviser. The Current Agreement will automatically terminate in the event of its assignment, as defined in the 1940 Act and the rules thereunder. The Current Agreement provides that unless terminated it will remain in effect from year to year, so long as continuation of the Current Agreement is approved annually by the Trustees of the Fund or the shareholders of the Fund and, in either case, by a majority of the Trustees who are not parties to the Current Agreement or "interested persons" as defined in the 1940 Act of any such person.

As compensation for its services and related expenses, the Adviser receives a fee computed daily and payable monthly in an amount equal on an annualized basis to 1.00% of the Fund's daily average net assets. During the period prior to October, 2001, the Adviser waived a portion of such fee equal to 0.25% of the Fund's daily net assets on the first $100 million of net assets of the Fund. For the period from October 1, 1999 through December 31, 1999 and the fiscal years ended December 31, 2000 and December 31, 2001, the Fund paid $848,769, $1,017,635 and $990,124 respectively, to the Adviser. Pursuant to the waiver arrangement contained in the Current Agreement (which terminated October 1, 2001) the fees paid by the Fund to the adviser were reduced by $64,056, $249,644 and $186,111 for the period from October 1, 1999 through December 31, 1999 and the fiscal years ended 2000 and 2001, respectively.

Prior to October 1, 1999, under an investment advisory agreement between the Fund and Mathers and Company, Inc., 100 Corporate North, Suite 201, Bannockburn, Illinois (the "Prior Agreement"), Mathers and Company furnished continuous investment advisory services and management to the Fund. Mathers and Company received an annual fee of 0.75% of the first $200,000,000 of the Fund's average monthly net assets, 0.625% of average monthly net assets in excess of $200,000,000 but not exceeding $500,000,000, and 0.50% of average monthly net assets in excess of $500,000,000. The fees paid by the Fund to Mathers and Company for the period January 1, 1999 through September 30, 1999 were $587,061. For the period from January 1, 1999 through September 30, 1999, there was no expense reimbursement from Mathers and Company to the Fund.

SUB-ADMINISTRATOR

The Adviser has entered into a Sub-Administration Agreement (the "Sub-Administration Agreement") with PFPC Inc. (the "Sub-Administrator"), which is located at 3200 Horizon Drive, King of Prussia, Pennsylvania 19406. Under the Sub-Administration Agreement, the Sub-Administrator (a) assists in supervising all aspects of the Fund's operations except those performed by the Adviser under its advisory agreement with the Fund; (b) supplies the Fund with office facilities (which may be in the Sub-Administrator's own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of the net asset value of shares in the Fund, internal auditing and regulatory administration services, internal executive and administrative services, and stationery and office supplies; (c) prepares and distributes materials for all Fund Board of Trustees meetings including the mailing of all Board materials and collates the same materials into the Board books and assists in the drafting of minutes of the Board Meetings; (d) prepares reports to Fund shareholders, tax returns and reports to and filings with the SEC and state "Blue Sky" authorities; (e) calculates the Fund's net asset value per share, provides any equipment or services necessary for the purpose of pricing shares or valuing the Fund's investment portfolio and, when requested, calculates the amounts permitted for the payment of distribution expenses under any distribution plan adopted by the Fund; (f) provides compliance testing of all Fund activities against applicable requirements of the 1940 Act and the rules thereunder, the Internal Revenue Code of 1986, as amended ("the Code"), and the Fund's investment restrictions; (g) furnishes to the Adviser such statistical and other factual information and information regarding economic factors and trends as the Adviser from time to time may require; and (h) generally provides all administrative services that may be required for the ongoing operation of the Fund in a manner consistent with the requirements of the 1940 Act.

For the services it provides, the Adviser pays the Sub-Administrator an annual fee based on the value of the aggregate average daily net assets of all funds under its administration managed by the Adviser as follows: up to $10 billion - ..0275%; $10 billion to $15 billion - .0125%; over $15 billion - .0100%.

COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036, serves as the Fund's legal counsel.

INDEPENDENT AUDITORS

Ernst & Young LLP, 5 Times Square, New York, New York 10036 has been appointed independent auditors for the Fund.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, is the Custodian for the Fund's cash and securities as well as the Transfer and Dividend Disbursing Agent for its shares. Boston Financial Data Services, Inc. ("BFDS"), an affiliate of State Street, performs the shareholder services on behalf of State Street and is located at The BFDS Building, 66 Brooks Drive, Braintree, MA 02184. Neither State Street nor BFDS assists in or is responsible for investment decisions involving assets of the Fund.

DISTRIBUTOR

To implement the Fund's 12b-1 Plan, the Fund has entered into a Distribution Agreement with Gabelli & Company, Inc. (the "Distributor" or "Gabelli & Company"), a New York corporation which is an indirect majority owned subsidiary of Gabelli Asset Management Inc., having principal offices located at One Corporate Center, Rye, New York 10580-1422. The Distributor acts as agent of the Fund for the continuous offering of its shares on a best efforts basis.

                                DISTRIBUTION PLAN

The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will pay the Distributor, in consideration of the services to be provided and the expenses to be incurred by the Distributor, distribution payments of 0.25% per year of the average daily net assets of the Fund. The payments made by the Fund under the Plan of Distribution will be used by the Distributor for the purpose of financing activities which are primarily intended to result in the sale of shares of the Fund, including, but not limited to, advertising the shares or

Gabelli's mutual fund activities; compensating underwriters, dealers, brokers, banks and other selling entities (including the Distributor and its affiliates), and sales and marketing personnel of any of them, for sales of shares of the Fund, whether in a lump sum or on a continuous, periodic, contingent, deferred or other basis; compensating underwriters, dealers, brokers, banks and other servicing entities and servicing personnel (including Gabelli and its personnel) for providing services to shareholders of the Fund relating to their investment in the Fund, including assistance in connection with inquiries relating to shareholder accounts; the production and dissemination of prospectuses (including statements of additional information) of the Fund and the preparation, production and dissemination of sales, marketing and shareholder servicing materials; the ordinary or capital expenses, such as equipment, rent, fixtures, salaries, bonuses, reporting and record keeping and third party consultancy or similar expenses relating to any activity for which payment is authorized by the Board; and the financing of any activity for which payment is authorized by the Board. To the extent any activity is one which the Fund may finance without a Distribution Plan, the Fund may also make payments to finance such activity outside of the Plan and not be subject to its limitations.

The Plan compensates the Distributor regardless of its expenses. Accordingly, it is possible that the Distributor could receive compensation under the Plan that exceeds the Distributor's costs and related distribution expenses, thus resulting in a profit to the Distributor. On the other hand, during periods when it believes the Fund's shares will be attractive to investors, the Distributor may, but is not required to, spend more on distribution activities than it receives under the Plan. The Plan is intended to benefit the Fund by increasing its assets and thereby reducing the Fund's expense ratio.

The Plan contains a number of provisions relating to reporting obligations and to its continuation, amendment and termination as required by Rule 12b-1. The Plan will continue in effect for longer than one year only as long as its continuation is specifically approved at least annually by a majority of the Fund's Board of Trustees, including a majority of the Rule 12b-1 Trustees (Trustees who are not "interested persons" of the Fund and who have no interest in any agreement entered into pursuant to the Plan), by a vote cast in person at a meeting called for the purpose of voting on the Plan. All material amendments to the Plan must be approved by a majority of the Fund's Board of Trustees and the Rule 12b-1 Trustees, and the Plan may not be amended to increase the maximum level of payments by the Fund without such approvals and, further, the approval of a majority of the outstanding shares of the Fund. The Plan may be terminated at any time by a vote of a majority of the Rule 12b-1 Trustees or by a vote of a majority of the outstanding shares of the Fund. The Plan requires that the Fund's Board of Trustees receive, at least quarterly, a written report of the amounts expended pursuant to the Plan and the purposes for which such expenditures were made. As required by the Rule, while the Plan is in effect, the selection and nomination of those Trustees who are not "interested persons" shall be at the discretion of the non-interested Trustees then in office.

No Independent Trustee of the Fund had a direct or indirect financial interest in the operation of the Plan or related agreements. Those interested persons who beneficially own stock in affiliates of the Adviser or the Distributor or are employed by the Gabelli companies may be deemed to have an indirect financial interest.

During the fiscal year ended December 31, 2001, the Fund incurred expenses under the Plan of $54,000. Of this amount, $3,800 was attributable to advertising and promotion, $18,100 for printing, postage and stationery, $2,400 for overhead support expenses, $17,200 for salaries of personnel of the Distributor and $12,500 to third party servicing fees.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser currently serves as adviser to a number of investment company clients and may in the future act as adviser to others. Affiliates of the Adviser act as investment adviser to numerous private accounts. It is the practice of the Adviser and its affiliates to cause purchase and sale transactions to be allocated among the Fund and others whose assets they manage in such manner as they deem equitable. In making such allocations among the Fund and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for such investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts.

The Adviser is authorized on behalf of the Fund to employ brokers to effect the purchase or sale of portfolio securities with the objective of obtaining prompt, efficient and reliable execution and clearance of such transactions at the most favorable price obtainable ("best execution") at reasonable expense. Transactions in securities other than those for which a securities exchange is the principal market are generally executed through a principal market maker. However, such transactions may be effected through a brokerage firm and a commission is paid whenever it appears that the broker can obtain a more favorable overall price. In general, there may be no stated commission in the case of securities traded on the over-the-counter markets, but the prices of those securities may include undisclosed commissions or markups. Options transactions will usually be effected through a broker and a commission will be charged. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation generally referred to as the underwriter's concession or discount.

The policy of the Fund regarding purchases and sales of portfolio securities is that primary consideration will be given to obtaining the most favorable prices and efficient execution of transactions. In seeking to implement the Fund's policies, the Adviser effects transactions with those brokers and dealers who the Adviser believes provide the most favorable prices and are capable of providing efficient executions. If the Adviser believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Adviser of the type described in
Section 28(e) of the Securities Exchange Act of 1934. In doing so, the Fund may also pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities.

Research services furnished by brokers or dealers through which the Fund effects securities transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of the accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of the other accounts of the Adviser and its advisory affiliates, and research information received for the commissions of those particular accounts may be useful both to the Fund and one or more of such other accounts.

Neither the Fund nor the Adviser has any legally binding agreement with any broker or dealer regarding any specific amount of brokerage commissions which will be paid in recognition of such services. However, in determining the amount of portfolio commissions directed to such brokers or dealers, the Adviser does consider the level of services provided. Based on such determinations, the Adviser has allocated brokerage commissions of $114,203 on portfolio transactions in the principal amount of $59,392,859 during 2001 to various broker-dealers who provided research services to the Adviser.

The Adviser may also place orders for the purchase or sale of portfolio securities with Gabelli & Company when it appears that, as an introducing broker or otherwise, Gabelli & Company can obtain a price and execution which is at least as favorable as that obtainable by other qualified brokers. As required by Rule 17e-1 under the 1940 Act, the Fund's Board of Trustees has adopted "Procedures" which provide that commissions paid to Gabelli & Company on stock exchange transactions must be reasonable and fair in comparison to the commissions that would have been charged by another qualified broker or member firm able to effect the same or a comparable transaction at an equally favorable price. Rule 17e-1 and the Procedures contain requirements that the Board, including its "independent" Trustees, conduct periodic compliance reviews of such brokerage allocations.

To obtain the best execution of portfolio trades on the New York Stock Exchange ("NYSE"), Gabelli & Company controls and monitors the execution of such transactions on the floor of the NYSE through independent "floor brokers" or through the Designated Order Turnaround System of the NYSE. Such transactions are then cleared, confirmed to the Fund for the account of Gabelli & Company, and settled directly with the custodian of each fund by a clearing house member firm which remits the commission less its clearing charges to Gabelli & Company. Gabelli & Company may also effect portfolio transactions on behalf of the Fund in the same manner and pursuant to the same arrangements on other national securities exchanges which adopt direct access rules similar to those of the NYSE.

The following table sets forth certain information regarding the Fund's payment of brokerage commissions for the year ended December 31 as indicated:

                                                                  Fiscal Year Ended
                                                                     December 31,       Commissions Paid
Total Brokerage Commissions                                              1999              $ 163,561
                                                                         2000              $ 590,111
                                                                         2001              $ 606,098

Commissions paid to Gabelli & Company                                    1999              $ 57,997
                                                                         2000              $338,001
                                                                         2001              $368,611

% of Total Brokerage Commissions paid to Gabelli & Company               2001               60.8%

% of Total Transactions involving Commissions paid to Gabelli            2001               74.7%
& Company

                              REDEMPTION OF SHARES

Payment of the redemption price for shares redeemed may be made either in cash or in portfolio securities (selected at the discretion of the Adviser and taken at the value used in determining the Fund's net asset value per share as described under "Determination of Net Asset Value"), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the redemptions by the particular shareholder over the prior three months exceed $250,000 and the Adviser believes that economic conditions exist which would make payments in cash detrimental to the best interests of the Fund. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. The Fund will not distribute in-kind portfolio securities that are not readily marketable.

                        DETERMINATION OF NET ASSET VALUE

For purposes of determining the Fund's NAV per share, readily marketable portfolio securities (including options and futures) traded on a market for which trades are reported contemporaneously are valued, except as indicated below, at the last sale price reflected at the close of the regular trading session of the principal such market last occurring prior to the time and day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the average of the closing bid and asked prices on the principle such market for such security on such day. If no asked prices are quoted on such day, then the security is valued at the closing bid price on the principal such market for such security on such day. If no bid or asked prices are quoted on such day, then the security is valued at the most recently available price, or if the Board so determines, by such other method as the Board of Trustees shall determine in good faith to reflect its fair market value.

All other readily marketable securities are valued at the latest average of the bid and asked price obtained from a pricing service or a dealer maintaining an active market in such security. Securities traded primarily on foreign exchanges may be valued with the assistance of a pricing service and are generally valued at the preceding closing values of such securities on their respective exchanges.

Short-term debt instruments having 60 days or less remaining until maturity are valued at amortized cost from the later of purchase date or valuation on the 61st day prior to maturity. Other debt obligations (including convertible debt) for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using closing bid price. The Fund may obtain valuations on the basis of prices provided by a pricing service approved by the Board of Trustees. All other investment assets, including restricted and not readily marketable securities, are valued in good faith at fair value under procedures established by and under the general supervision and responsibility of the Fund's Board of Trustees designed to reflect in good faith the fair value of such securities.




                       DIVIDENDS, DISTRIBUTIONS AND TAXES

Each dividend and capital gains distribution, if any, declared by the Fund on its outstanding shares will, unless you have elected otherwise, be paid on the payment date fixed by the Fund's Board of Trustees in additional shares of the Fund having an aggregate net asset value as of the ex-dividend date of such dividend or distribution equal to the cash amount of such distribution. An election to receive dividends and distributions in cash or in additional shares may be changed by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution. No sales charges or other fees are imposed upon shareholders in connection with the reinvestment of dividends and capital gains distribution. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains.

GENERAL

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership and disposition of Fund shares. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change and which may be retroactive. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to investors in light of their particular circumstances. Prospective investors should consult their own tax advisers with regard to the U.S. federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

TAX STATUS OF THE FUND

The Fund has qualified and intends to remain qualified to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities and the securities of other regulated investment companies) of any one issuer or of any two or more issuers that it controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

As a regulated investment company, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. The Fund intends to distribute substantially all of such income.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on December 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement.

A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Fund in October, November or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such a distribution will be taxable to shareholders in the calendar year in which the distribution is declared, rather than the calendar year in which it is received.

DISTRIBUTIONS

Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by the Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations and to the extent the aggregate amount of such dividends do not exceed the aggregate dividends received by the Fund for the taxable year, may, subject to limitations, be eligible for the dividends received deduction. The alternative minimum tax applicable to corporations, however, may reduce the value of the dividends received deduction.

Capital gains may be taxed at different rates depending on how long the Fund held the asset giving rise to such gains. Distributions of the excess of net long-term capital gains over net short-term capital losses realized, if any, properly designated by the Fund, whether paid in cash or reinvested in Fund shares, will generally be taxable to shareholders at the rates applicable to long-term capital gains, regardless of how long a shareholder has held Fund shares. Distributions of net capital gains from assets held for one year or less will be taxable to shareholders at rates applicable to ordinary income.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

Investors should be careful to consider the tax implications of buying shares of the Fund just prior to the record date of a distribution (including a capital gain dividend). The price of shares purchased at such a time will reflect the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.

To the extent that the Fund retains any net long-term capital gains, it may designate them as "deemed distributions" and pay a tax thereon for the benefit of its shareholders. In that event, the shareholders report their share of the Fund's retained realized capital gains on their individual tax returns as if it had been received, and report a credit for the tax paid thereon by the Fund. The amount of the deemed distribution net of such tax is then added to the shareholder's cost basis for his shares. Shareholders who are not subject to U.S. federal income tax or tax on capital gains should be able to file a return on the appropriate form or a claim for refund that allows them to recover the tax paid on their behalf.

DISPOSITIONS

Upon a redemption, sale or exchange of shares of the Fund, a shareholder will realize a taxable gain or loss depending upon his basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and, for noncorporate shareholders, the rate of tax will depend upon the shareholder's holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. If a shareholder holds Fund shares for six months or less and during that period receives a distribution taxable to the shareholder as long-term capital gain, any loss realized on the sale of such shares during such six month period would be a long-term capital loss to the extent of such distribution.

BACKUP WITHHOLDING

The Fund generally will be required to withhold U.S. federal income tax at a rate of 30% ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

OTHER TAXATION

Distributions may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above, including the likelihood that ordinary income dividends distributed to them will be subject to withholding of U.S. tax at a rate of 30% (or a lower treaty rate, if applicable). Non-U.S. investors should consult their own tax advisors regarding federal, state, local and foreign tax considerations.

FUND INVESTMENTS

Options, Futures and Forward Contracts. Any regulated futures contracts and certain options in which the Fund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses. Also, section 1256 contracts held by the Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

Code section 1092, which applies to certain straddles, may affect the taxation of the Fund's sales of securities and transactions in financial futures contracts and related options. Under section 1092, the Fund may be required to postpone recognition of losses incurred in certain sales of securities and certain closing transactions in financial futures contracts or related options.

Short Sales. In connection with short sales by the Fund, the Fund will be subject to certain rules which may affect the character and timing of gain or loss recognized by the Fund for U.S. federal income tax purposes. Under these rules a short sale remains open until the Fund (as the short seller) delivers the security to the broker (as the lender) and closes the transaction. Any gain or loss realized by the Fund from closing a short sale will be short-term capital gain or loss if on the date of such short sale substantially identical securities have been held by the Fund for less than one year or the Fund acquires substantially identical securities after the time the short sale is entered into but prior to closing such short sale. The Fund expects to close out all of its short sales with such after-acquired securities. The Fund does not intend, however, to enter into short sales with respect to securities that it holds at the time of entering a short sale.

Special Code provisions applicable to Fund investments, discussed above, may affect characterization of gains and losses realized by the Fund, and may accelerate recognition of income or defer recognition of losses. The Fund will monitor these investments and when possible will make appropriate elections in order to mitigate unfavorable tax treatment.

                       INVESTMENT PERFORMANCE INFORMATION

From time to time, the Fund may quote its performance in advertisements or in reports and other communications to shareholders.

AVERAGE ANNUAL TOTAL RETURN

The Fund may advertise its "average annual total return" over various periods of time. Total return figures show the average percentage change in value of an investment from the beginning date of the measuring period to the end of the measuring period. These figures reflect changes in the price of the shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested. Figures will be given for the recent one-, five- and ten-year periods, or for the life of the Fund to the extent it has not been in existence for any such periods, and may be given for other periods as well, such as on a year-by-year basis. When considering "average" total return figures for periods longer than one year, it is important to note that the Fund's annual total returns for any one year in the period might have been greater or less than the average for the entire period. The Fund's "average annual total return" figures are computed according to formulas prescribed by the SEC.

AVERAGE ANNUAL TOTAL RETURN (BEFORE TAXES) for a specified period of time is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming redemption at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.
The formula can be expressed as follows:

                                  P(1+T)n = ERV

         Where:     P        =      a hypothetical initial payment of $1,000.
                    T        =      average annual total return.
                    n        =      number of years.
                    ERV             = Ending  Redeemable Value of a hypothetical
                                    $1,000 investment made at the beginning of a
                                    1-, 5- or 10-year period at the end of a 1-,
                                    5- or 10-year period (or fractional  portion
                                    thereof),   assuming   reinvestment  of  all
                                    dividends and distributions.

The Fund advertises its "average annual total return - after taxes on distributions" by computing such return by determining the average annual compounded rate of return after taxes on distributions during specified periods that equates the initial amount invested to the ending value after taxes on distributions but not after taxes on redemption according to the following formula:

                                P(1 + T)N = ATVD

         Where:            P =      a hypothetical initial payment of $1, 000.
                           T =      average annual total return (after taxes on
                                    distributions).
                           n =      number of years.
                       ATV D =      the ending value of a hypothetical  $1,000
                                    payment made at the beginning of the 1-, 5-, or 10 year periods at the end of the 1-, 5-, or 10 year periods (or fractional portion), after taxes on distributions but not after taxes on redemption.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short term capital gain rate for short term capital gain distributions and long term capital gain rate for long term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the effect of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

The Fund advertises its "average annual total return-after taxes on distributions and redemption" by computing such return by determining the average annual compounded rate of return after taxes on distributions and redemption during specific periods that equates the initial amount invested to the ending value after taxes on distributions and redemption according to the following formula:

                                 P(1+T)N = ATVDR

         Where:            P =              a hypothetical initial payment of
                                            $1,000.
                           T =              average annual total return (after
                                            taxes on distributions and
                                            redemption).
                           n =              number of years.
                      ATV DR =              the ending value of a hypothetical
                                            $1,000 payment made at the beginning
                                            of the 1-, 5-, or 10-year periods at
                                            the  end of the 1-,  5-,  or 10 year
                                            periods  (or  fractional   portion),
                                            after  taxes  on  distributions  and
                                            redemption.

AVERAGE ANNUAL TOTAL RETURNS (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTIONS) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the effect of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).

The Fund's average annual total returns were as follows:

AVERAGE ANNUAL TOTAL RETURNS       PAST ONE YEAR         PAST FIVE YEARS          PAST TEN YEARS
----------------------------       -------------         ---------------          --------------
Return Before Taxes                4.25%                 2.48%                    1.82%
After Taxes on Distributions       3.22%                 0.87%                    0.32%
After Taxes on Distributions and   2.75%                 1.29%                    0.87%
Redemptions

The Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. In addition, because the performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the Fund's performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Incorporated, Morningstar,

Inc. or similar independent services that monitor the performance of mutual funds or other industry or financial publications. It is important to note that the total return figures are based on historical earnings and are not intended to indicate future performance. Shareholders may make inquiries regarding the Fund's total return figures to Gabelli and Company.

In its reports, investor communications or advertisements, the Fund may also include: (i) descriptions and updates concerning its strategies and portfolio investments; (ii) its goals, risk factors and expenses compared with other mutual funds; (iii) analysis of its investments by industry, country, credit quality and other characteristics; (iv) a discussion of the risk/return continuum relating to different investments; (v) the potential impact of adding foreign stocks to a domestic portfolio; (vi) the general biography or work experience of the portfolio manager of the Fund; (vii) portfolio manager commentary or market updates; (viii) discussion of macroeconomic factors affecting the Fund and its investments; and (ix) other information of interest to investors.


                        DESCRIPTION OF THE FUND'S SHARES

The Fund is authorized to issue an unlimited number of shares of beneficial interest. Subject to approval by the Trustees of a plan under Rule 18f-3 of the 1940 Act, the Trustees of the Fund may, at any time, by resolution, authorize the division of shares into an unlimited number of series and the division of any series into two or more classes. There is currently a single series with a single class of shares designated as AAA.

Shareholders are entitled to one vote for each share held (and fractional votes for fractional shares) and may vote on the election of Trustees and on other matters submitted to meetings of shareholders. As a Delaware business trust, the Fund is not required, and does not intend, to hold regular annual shareholder meetings but may hold special meetings for the consideration of proposals requiring shareholder approval such as changing fundamental policies. In addition, if the Trustees have not called an annual meeting of shareholders for any year by May 31 of that year, the Trustees will call a meeting of shareholders upon the written request of shareholders holding in excess of 50% of the affected shares for the purpose of removing one or more Trustees or the termination of any investment advisory agreement. The Declaration of Trust provides that the Fund's shareholders have the right, upon the vote of more than two-thirds of its outstanding shares, to remove a Trustee. Except as may be required by the 1940 Act or any other applicable law, the Trustees may amend the Declaration of Trust in any respect without any vote of shareholders to make any change that does not (i) impair the exemptions from personal liability as provided therein or (ii) permit assessments on shareholders. Shareholders have no preemptive or conversion rights except with respect to shares that may be denominated as being convertible or as otherwise provided by the Trustees or applicable law. The Fund may be (i) terminated upon the affirmative vote of a majority of the Trustees or (ii) merged or consolidated with, or sell all or substantially all of its assets to another issuer, if such transaction is approved by the vote of two-thirds of the Trustees without any vote of the shareholders, in each case except as may be required by the 1940 Act or any other applicable law. If not so terminated, the Fund intends to continue indefinitely.

The Fund's Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Under Delaware law, shareholders of such a trust may not be held personally liable as partners for a trust's obligations.

                              FINANCIAL STATEMENTS

The Fund's Financial Statements for the fiscal year ended December 31, 2001, including the report of Ernst & Young LLP, independent auditors, are incorporated by reference to the Fund's Annual Report. The Fund's Annual Report is available upon request and without charge. Ernst & Young LLP provides audit services, tax return preparation and assistance and consultation in connection with certain SEC filings.


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